INCOME TAXES	6 Months Ended
Jun. 30, 2022
Income Tax Disclosure [Abstract]
INCOME TAXES
NOTE 11:-	INCOME TAXES

The Company’s six months tax provision, and estimates of its annual effective tax rate, is subject to variation due to several factors, including variability in pre-tax income (or loss), the mix of jurisdictions to which such income relates, tax law developments, as well as non-deductible expenses, such as share-based compensation, and changes in its valuation allowance. Income tax expense was $832 and $474 for the six months ended June 30, 2022 and 2021, respectively. The income tax expense for the six months ended June 30, 2022 is primarily related to the Company’s activity in the United States and Asia Pacific.